ANNUAL REPORT

State Farm Balanced Fund, Inc.

ONE STATE FARM PLAZA . BLOOMINGTON, ILLINOIS 61710

For Account Information and Shareowner
Services: (309) 766-2029

For Price Information ONLY:
1-800/447-0740

                                                               November 30, 1995



            This report is not to be distributed unless preceded or
                         accompanied by a prospectus.

                        STATE FARM BALANCED FUND, INC.

Dear Shareowner:

  The fiscal year has been a spectacular period for financial markets and investors in the Balanced Fund. The S&P 500 Index, which tends to be the most widely followed of the broadly based stock market indices, produced a total return of 36.9% for the past twelve months. Fortunately the common stock portfolio of your Fund has virtually kept pace with the S&P 500 Index. The value of the Fund's fixed income portfolio also improved significantly over the course of the fiscal year, but, as should be expected, not as much as the stock portfolio. The total return for the entire Fund has been 26.5% since last November.

  The following graph compares a $10,000 investment in the Balanced Fund over the last ten years to a theoretical investment of the same amount in the S&P 500
Index:

                       COMPARISON OF CHANGE IN VALUE OF
                       $10,000 INVESTMENT FOR THE YEARS
                               ENDED NOVEMBER 30

                       [PERFORMANCE GRAPH APPEARS HERE]


                        X Axis    Balanced
                         Year       Fund      S&P 500
                        ------    --------    -------
                         1985      10,000      10,000
                         1986      12,287      12,737
                         1987      12,323      12,152
                         1988      14,262      14,971
                         1989      17,841      19,580
                         1990      19,319      18,889
                         1991      25,290      22,736
                         1992      29,234      26,926
                         1993      30,084      29,639
                         1994      31,282      29,958
                         1995      39,580      41,014


  As you can observe from the above presentation, average annual returns of the Fund over the last five and ten year periods have been in the area of 15%. Annual returns of this magnitude are significantly above the 10% level which has been achieved by broadly based common stock indexes since 1926 according to studies done regularly by Ibbotson Associates. We refer to the longer term history to provide the basis for cautioning you against extrapolating regular 15% annual returns into the future. Additionally, results from the past year serve as a reminder that returns of equity-oriented portfolios tend to occur unevenly. Periods which provide particularly good returns are inevitably offset to some degree by times when lesser or negative results occur.

  As managers of your Fund, we truly have a long-term perspective. An annual portfolio turnover rate below 10% for the past five years provides evidence of such an approach to investing. Consequently, in most years, including the 1995 fiscal year, the basic composition of the common stock portfolio does not substantially change.

  The common stock portfolio of the Fund has more or less been carried upward in value by the same factors which have pulled general stock prices higher over the course of the year. These factors include the significant reduction of long term interest rates, numerous corporate mergers, and the flow of foreign capital into the U. S. financial markets. Very importantly, valuations of the shares of specific companies held in the portfolio have risen recently based on growth in their earnings and growing evidence that many of the companies have strong competitive positions in global markets. The shares of companies generally categorized in the computer, technology, drugs and medical, bank, international consumer product and communication sectors tended to do the best over the past twelve months. The stocks of oil and gas, mining and metal, and construction-related firms were among those producing lower or negative returns.

  U.S. Treasury bonds continue to dominate the fixed income portfolio of the Fund. The overall maturity structure has not changed much over the course of the year with maturities or likely calls spread over the next eleven years.

  The prevailing mood in U. S. financial markets is quite optimistic at the moment. Many investors seem to be convinced that the Federal Reserve Board has done its job well and the twin perils of inflation and recession will be avoided for a long time leaving room for further drops in interest rates. Stock prices are expected to rise further in this environment. Such a view is comforting and may well prove to be correct, but we caution you, as investors, against believing the future is predictable. Markets are always vulnerable to unanticipated surprises and changes in investors' perceptions, and vulnerability along these lines tends to be greatest when optimism is rampant. We cope with the uncertainty by investing the Fund's assets in good quality bonds and the stocks of companies which we feel are growing satisfactorily and have prospects for earning reasonable returns. This consistent investment approach has produced competitive returns over the years.

  The directors have declared a capital gain distribution of $.19 per Balanced Fund share which will be paid on December 29, 1995. A semi-annual income dividend of $.66 per share will be paid on December 29, 1995. Both will be used to purchase additional shares for your account unless you have elected to receive payments directly by check.

Sincerely,


/s/ Kurt G. Moser                      /s/ Paul N. Eckley
Kurt G. Moser                          Paul N. Eckley
Vice President                         Vice President

December 19, 1995

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareowners
State Farm Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Farm Balanced Fund, Inc. as of November 30, 1995, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1986. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Balanced Fund, Inc. at November 30, 1995, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1986, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
December 15, 1995

                        STATE FARM BALANCED FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                               November 30, 1995

Shares                                                                  Value
                             COMMON STOCKS (59.9%)
             AGRICULTURAL PRODUCTS (4.8%):
701,864      Archer-Daniels-Midland Company.....................     $12,107,154
155,000      Kellogg Company....................................      11,838,125
                                                                     -----------
                                                                      23,945,279
             BANKS (6.3%):
137,280      Bancorp Hawaii, Inc................................       5,045,040
118,481      Banponce Corporation...............................       4,531,898
212,000      Norwest Corporation................................       6,996,000
155,000      PNC Bank Corp......................................       4,533,750
229,000      Wachovia Corporation...............................      10,305,000
                                                                     -----------
                                                                      31,411,688
             CHEMICALS (6.0%):
185,000      Air Products and Chemicals, Inc....................      10,267,500
120,000      Great Lakes Chemical Corporation...................       8,535,000
120,000      International Flavors & Fragrances Inc.............       6,135,000
103,500      Sigma-Aldrich Corporation..........................       5,097,375
                                                                     -----------
                                                                      30,034,875
             COMMUNICATIONS (9.3%):
170,000      AT&T Corp..........................................      11,220,000
125,000      Capital Cities/ABC, Inc............................      15,453,125
 21,000      Lee Enterprises, Incorporated......................         874,125
 21,000      Lee Enterprises, Incorporated, Class B.............         874,125
261,000      MCI Communications Corporation.....................       6,981,750
200,000      Reuters Holdings PLC (ADR).........................      11,275,000
                                                                     -----------
                                                                      46,678,125
             COMPUTERS AND OTHER OFFICE EQUIPMENT (4.7%):
200,000      Hewlett-Packard Company............................      16,575,000
 80,000      Hon Industries Inc.................................       2,240,000
 48,300      International Business Machines Corporation........       4,666,988
                                                                     -----------
                                                                      23,481,988
             CONSUMER PRODUCTS (5.8%):
168,100      Corning Incorporated...............................       5,064,013
185,000      Jostens, Inc.......................................       4,578,750
150,000      Rubbermaid Incorporated............................       4,125,000
 95,000      The Coca-Cola Company..............................       7,196,250
150,000      The Gillette Company...............................       7,781,250
                                                                     -----------
                                                                      28,745,263

                        STATE FARM BALANCED FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                               November 30, 1995

Shares                                                                  Value
             DRUGS AND MEDICAL SUPPLIES (9.3%):
157,700      Allergan, Inc......................................   $  4,888,700
427,751      Ballard Medical Products...........................      7,325,236
405,000  (a) Biomet, Inc........................................      7,492,500
 99,000      Johnson & Johnson..................................      8,575,875
 53,000      Eli Lilly and Company..............................      5,273,500
112,500  (a) Medaphis Corporation...............................      3,656,250
160,000      Pfizer Inc.........................................      9,280,000
                                                                   ------------
                                                                     46,492,061

             ENTERTAINMENT (2.4%):
200,000      The Walt Disney Company............................     12,025,000

             HOUSING AND CONSTRUCTION (.6%):
 53,400      Vulcan Materials Company...........................      3,030,450

             MACHINERY AND EQUIPMENT (3.1%):
258,200  (a) ADC Telecommunications, Inc........................     11,748,100
 64,000      Motorola, Inc......................................      3,920,000
                                                                   ------------
                                                                     15,668,100

             MINING AND METALS (1.6%):
160,000      Nucor Corporation..................................      7,980,000

             OIL AND GAS (2.0%):
144,000      Chevron Corporation................................      7,110,000
 72,220      Pennzoil Company...................................      2,861,717
                                                                   ------------
                                                                      9,971,717

             UTILITIES (2.5%):
180,000      KN Energy, Inc.....................................      5,242,500
132,900      SBC Communications Inc.............................      7,176,600
                                                                   ------------
                                                                     12,419,100

             MISCELLANEOUS (1.5%):
 84,375  (a) Osmonics, Inc......................................      1,518,750
110,000      Raychem Corporation................................      5,720,000
                                                                   ------------
                                                                      7,238,750
                                                                   ------------
               Total common stocks (cost: $146,582,116).........    299,122,396

                        STATE FARM BALANCED FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                               November 30, 1995


Principal
 amount                                                                                      Value
                  LONG-TERM U.S. TREASURY OBLIGATIONS (27.3%)

$  1,000,000   U.S. Treasury notes, 7 7/8%, due 2-15-1996............................     $  1,004,530
   1,000,000   U.S. Treasury notes, 7 3/8%, due 5-15-1996............................        1,008,440
   3,000,000   U.S. Treasury notes, 8%, due 10-15-1996...............................        3,064,230
   2,500,000   U.S. Treasury notes, 6 1/2%, due 11-30-1996...........................        2,525,400
   2,000,000   U.S. Treasury notes, 8%, due 1-15-1997................................        2,055,320
   3,000,000   U.S. Treasury notes, 8 1/2%, due 5-15-1997............................        3,128,430
   4,000,000   U.S. Treasury notes, 8 5/8%, due 8-15-1997............................        4,208,760
   3,000,000   U.S. Treasury notes, 8 3/4%, due 10-15-1997...........................        3,176,730
   2,000,000   U.S. Treasury notes, 8 1/8%, due 2-15-1998............................        2,111,880
   2,000,000   U.S. Treasury notes, 7 7/8%, due 4-15-1998............................        2,108,120
   2,500,000   U.S. Treasury notes, 9%, due 5-15-1998................................        2,703,525
   3,000,000   U.S. Treasury notes, 9 1/4%, due 8-15-1998............................        3,285,000
   2,500,000   U.S. Treasury notes, 7 1/8%, due 10-15-1998...........................        2,611,725
   3,000,000   U.S. Treasury notes, 8 7/8%, due 2-15-1999............................        3,295,320
   2,000,000   U.S. Treasury notes, 7%, due 4-15-1999................................        2,092,180
   3,000,000   U.S. Treasury notes, 6 3/8%, due 7-15-1999............................        3,085,770
   1,500,000   U.S. Treasury notes, 6%, due 10-15-1999...............................        1,526,715
   2,500,000   U.S. Treasury notes, 7 7/8%, due 11-15-1999...........................        2,706,650
   3,000,000   U.S. Treasury notes, 6 3/8%, due 1-15-2000............................        3,092,820
   3,000,000   U.S. Treasury notes, 5 1/2%, due 4-15-2000............................        3,002,340
   3,000,000   U.S. Treasury notes, 8 3/4%, due 8-15-2000............................        3,392,820
   2,000,000   U.S. Treasury notes, 8 1/2%, due 11-15-2000...........................        2,252,500
   2,200,000   U.S. Treasury notes, 7 3/4%, due 2-15-2001............................        2,414,148
     625,000   U.S. Treasury bonds, 13 1/8%, due 5-15-2001...........................          845,700
   2,000,000   U.S. Treasury notes, 8%, due 5-15-2001................................        2,224,680
     680,000   U.S. Treasury bonds, 13 3/8%, due 8-15-2001...........................          934,041
   5,500,000   U.S. Treasury notes, 7 1/2%, due 11-15-2001...........................        6,017,330
   2,000,000   U.S. Treasury bonds, 14 1/4%, due 2-15-2002...........................        2,889,060
   2,000,000   U.S. Treasury notes, 7 1/2%, due 5-15-2002............................        2,198,740
   7,500,000   U.S. Treasury notes, 6 3/8%, due 8-15-2002............................        7,794,150
     570,000   U.S. Treasury bonds, 11 5/8%, due 11-15-2002..........................          762,107
   5,000,000   U.S. Treasury notes, 6 1/4%, due 2-15-2003............................        5,164,850
   3,000,000   U.S. Treasury bonds, 10 3/4%, due 5-15-2003...........................        3,903,750
   3,500,000   U.S. Treasury notes, 5 3/4%, due 8-15-2003............................        3,504,935
     500,000   U.S. Treasury bonds, 11 7/8%, due 11-15-2003..........................          692,500
   5,000,000   U.S. Treasury notes, 5 7/8%, due 2-15-2004............................        5,039,850
   6,000,000   U.S. Treasury notes, 7 1/4%, due 8-15-2004............................        6,594,360
   1,500,000   U.S. Treasury bonds, 11 5/8%, due 11-15-2004..........................        2,103,510
   2,000,000   U.S. Treasury notes, 7 1/2%, due 2-15-2005............................        2,240,000
   1,785,000   U.S. Treasury bonds, 8 1/4%, due 5-15-2005............................        1,954,575
   4,800,000   U.S. Treasury bonds, 10 3/4%, due 8-15-2005...........................        6,527,232
   4,000,000   U.S. Treasury bonds, 9 3/8%, due 2-15-2006............................        5,083,120
   1,000,000   U.S. Treasury bonds, 10 3/8%, due 11-15-2009..........................        1,307,030
   7,000,000   U.S. Treasury bonds, 10%, due 5-15-2010...............................        9,034,340
                                                                                          ------------
                 Total long-term U.S. Treasury obligations (cost: $130,490,482)......      136,669,213

                        STATE FARM BALANCED FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                               November 30, 1995

  Principal
    amount                                                                                           Value
                        SHORT-TERM INVESTMENTS (12.3%)
$ 35,725,000   U.S. Treasury bills, 5.14% to 5.385% effective yield, due 12-1995 to 2-1996..      $ 35,480,539
  13,000,000   General Motors Acceptance Corp., 5.78%, 12-5-1995............................        13,006,269
     885,000   General Motors Acceptance Corp., 5.79%, 12-12-1995...........................           885,142
  12,100,000   Ford Motor Credit Company, 5.75%, 12-12-1995.................................        12,105,811
                                                                                                  ------------
                 Total short-term investments (cost: $61,477,761)...........................        61,477,761
                                                                                                  ------------
               TOTAL INVESTMENTS (99.5%)(cost: $338,550,359)................................       497,269,370
               CASH AND OTHER ASSETS, LESS LIABILITIES (.5%)................................         2,480,104
                                                                                                  ------------
               NET ASSETS (100.0%)..........................................................      $499,749,474
                                                                                                  ============

Notes:(a)  Non-income producing security.
      (b) At November 30, 1995, net unrealized appreciation of $158,719,011 consisted of gross unrealized appreciation of $161,441,652 and gross unrealized depreciation of $2,722,641 based on cost of $338,550,359 for federal income tax purposes.

                See accompanying notes to financial statements.

                        STATE FARM BALANCED FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               November 30, 1995

                                    ASSETS


Investments, at value (cost: $338,550,359)....................                    $497,269,370
Cash..........................................................                         565,696
Receivable for:
  Dividends and interest......................................     $2,479,380
  Shares of the Fund sold.....................................         75,293
  Sundry......................................................          4,725        2,559,398
                                                                   ----------
Prepaid expenses..............................................                           9,579
                                                                                  ------------
    Total assets..............................................                     500,404,043

                          LIABILITIES AND NET ASSETS

Payable for:
  Shares of the Fund redeemed.................................        474,284
  Other accounts payable (including $157,084 to Manager)......        180,285
                                                                   ----------
    Total liabilities.........................................                         654,569
                                                                                  ------------
Net assets applicable to 13,234,529 shares outstanding of
  $1.00 par value common stock (40,000,000 shares authorized).                    $499,749,474
                                                                                  ============

Net asset value, offering price and redemption price per share                          $37.76
                                                                                  ============

                            ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares over amounts
 paid on redemptions of shares on account of capital..........                    $320,142,475
Undistributed net realized gain on sales of investments.......                       3,027,922
Net unrealized appreciation of investments....................                     158,719,011
Undistributed net investment income...........................                      17,860,066
                                                                                  ------------
Net assets applicable to shares outstanding...................                    $499,749,474
                                                                                  ============


                See accompanying notes to financial statements.

                        STATE FARM BALANCED FUND, INC.
                            STATEMENT OF OPERATIONS


                                                        Year ended November 30,
                                                           1995         1994

Investment income:
  Dividends (net of foreign withholding taxes of
    $51,552 in 1995 and $51,120 in 1994)............  $  4,786,907    4,003,374
  Interest..........................................    11,685,903    8,347,097
                                                      -------------------------
    Total investment income.........................    16,472,810   12,350,471

Expenses:
  Investment advisory and management fee............       580,820      499,786
  Audit fees........................................        19,684       19,459
  Legal fees........................................         6,559        8,043
  Fidelity bond expense.............................         5,077        5,289
  Directors' fees...................................         3,300        3,300
  Reports to shareowners............................        24,442        9,763
  Franchise taxes...................................        11,706        8,904
  Custodian fees....................................        35,265           --
  Other.............................................        37,755       32,464
                                                      -------------------------
    Total expenses..................................       724,608      587,008
    Less:custodian fees paid indirectly.............        28,581           --
                                                      -------------------------
    Net expenses....................................       696,027      587,008
                                                      -------------------------
Net investment income...............................    15,776,783   11,763,463

Realized and unrealized gain on investments:
  Net realized gain on sales of investments.........     3,027,922    2,185,924
  Change in net unrealized appreciation.............    82,375,184     (388,583)
                                                      -------------------------
Net realized and unrealized gain on investments.....    85,403,106    1,797,341
                                                      -------------------------

Net change in net assets resulting from operations..  $101,179,889   13,560,804
                                                      =========================


                See accompanying notes to financial statements.

                        STATE FARM BALANCED FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                               Year ended November 30,
                                                                1995            1994
From operations:
  Net investment income................................     $ 15,776,783     11,763,463
  Net realized gain on sales of investments............        3,027,922      2,185,924
  Change in net unrealized appreciation................       82,375,184       (388,583)
                                                            ---------------------------
  Net change in net assets resulting
    from operations....................................      101,179,889     13,560,804

Undistributed net investment income included in
  price of shares issued and redeemed..................        1,310,468      1,242,837

Distributions to shareowners from:
  Net investment income (per share $1.19 in 1995 and
    $.89 in 1994)......................................      (14,601,565)    (9,815,245)
  Net realized gain (per share $.185 in 1995 and
    $.065 in 1994).....................................       (2,185,924)      (653,671)
                                                            ---------------------------
  Total distributions to shareowners...................      (16,787,489)   (10,468,916)

From Fund share transactions:
  Proceeds from shares sold............................       71,322,157     68,882,327
  Reinvestment of ordinary income dividends
    and capital gain distributions.....................       15,888,903      9,876,936
                                                            ---------------------------
                                                              87,211,060     78,759,263
  Less payments for shares redeemed....................       43,678,734     40,409,762
                                                            ---------------------------
  Net increase in net assets from Fund share
    transactions.......................................       43,532,326     38,349,501
                                                            ---------------------------
Total increase in net assets...........................      129,235,194     42,684,226

Net assets:
  Beginning of year....................................      370,514,280    327,830,054
                                                            ---------------------------
  End of year (including undistributed net
    investment income of $17,860,066 in 1995 and
    $15,374,380 in 1994)...............................     $499,749,474    370,514,280
                                                            ===========================


                See accompanying notes to financial statements.

                        STATE FARM BALANCED FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

1. Significant accounting policies
   Security valuation -- Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the mean of the last bid and asked quotations. Other stocks traded over-the-counter are valued at the mean of the last bid and asked prices. Debt securities are valued using quotations provided by an independent pricing service, except short-term debt securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.
   Security transactions and investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.
   Fund share valuation -- Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of 3:00 p.m. Bloomington, Illinois time on each business day other than customary weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.
   Federal income taxes, dividends and distributions to shareowners -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.
   On December 15, 1995, an ordinary income dividend of $.66 per share and a capital gain distribution of $.19 per share were declared, payable December 29, 1995 (reinvestment date December 29, 1995) to shareowners of record December 15, 1995.
   Dividends and distributions payable to its shareowners are recorded by the Fund on the ex-dividend date.
   Equalization accounting -- A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
   Custodian fees -- Custodian fees are reduced based on the Fund's cash balances maintained with the custodian. Beginning in 1995, in accordance with changes in the requirements of the Securities and Exchange Commission, both gross custodian fees and the amount by which such fees are reduced, are disclosed separately in the statement of operations. This presentation does not affect the determination of net investment income.

                        STATE FARM BALANCED FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

2. Transactions with affiliates
   The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $100 million of average net assets, .15% of the next $100 million of average net assets and .10% of the average net assets in excess of $200 million. The Manager guarantees that all expenses of the Fund, including the compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.
   Under the terms of this agreement, the Fund incurred fees of $580,820 for 1995 and $499,786 for 1994. The Fund pays no fees for transfer agent services provided by the Manager. The Fund does not pay any discount, commission or other compensation for underwriting services provided by the Manager.
   Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the two years ended November 30, 1995 except for directors' fees of $3,300 for 1995 and 1994, respectively, paid to the Fund's independent directors.

3. Investment transactions
   Investment transactions (exclusive of short-term instruments) for each of the two years ended November 30 are as follows:


                                                          1995          1994

   Purchases.......................................    $50,802,670   42,467,647
   Proceeds from sales.............................     21,538,464   13,166,268
                                                       ========================


4. Fund share transactions
   Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:


                                                         Year ended November 30,
                                                           1995         1994

Shares sold........................................      2,152,790    2,304,826
Shares issued in reinvestment of ordinary income
  dividends and capital gain distributions.........        501,082      335,084
                                                         ----------------------
                                                         2,653,872    2,639,910
Less shares redeemed...............................      1,326,997    1,350,157
                                                         ----------------------
Net increase in shares outstanding.................      1,326,875    1,289,753
                                                         ======================

                        STATE FARM BALANCED FUND, INC.

                             FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes (For a share outstanding throughout each year)

                                                                         Year ended November 30,
                                      1995      1994      1993      1992      1991     1990      1989      1988      1987      1986
Net asset value, beginning of year   $31.12     30.88     31.24     27.98     22.72    22.27     18.81     17.32     18.69     16.21

  Income From Investment
  ----------------------
    Operations
    ----------
    Net investment income.........     1.25      1.03       .98       .98       .94     1.06       .92       .89       .81      .74
    Net gain or loss on
      securities (both realized
      and unrealized).............     6.86       .17      (.09)     3.29      5.81      .74      3.61      1.76      (.72)    2.84
                                     ----------------------------------------------------------------------------------------------
  Total from investment
    operations....................     8.11      1.20       .89      4.27      6.75     1.80      4.53      2.65       .09     3.58

  Less Distributions
  ------------------
    Dividends (from net
      investment income)..........    (1.19)     (.89)    (1.01)     (.89)    (1.03)    (.92)     (.86)     (.83)     (.74)    (.74)
    Distributions (from
      capital gain)...............     (.19)     (.07)     (.24)     (.12)     (.46)    (.43)     (.21)     (.33)     (.72)    (.36)
                                     ----------------------------------------------------------------------------------------------
  Total Distributions.............    (1.38)     (.96)    (1.25)    (1.01)    (1.49)   (1.35)    (1.07)    (1.16)    (1.46)   (1.10)

Net asset value, end of year......   $37.85     31.12     30.88     31.24     27.98    22.72     22.27     18.81     17.32    18.69
                                     ==============================================================================================
Total Return                          26.53%     3.98%     2.91%    15.43%    31.09%    8.29%    25.09%    15.73%      .38%   22.87%
------------

Ratios/Supplemental Data
------------------------
Net assets, end of year
  (millions)......................   $499.7     370.5     327.8     259.7     173.5    108.8      88.7      63.8      50.9     45.4
Ratio of expenses to average
  net assets......................      .17%(a)   .17%      .19%      .22%      .26%     .27%      .29%      .31%      .38%     .50%
Ratio of net investment income
  to average net assets...........     3.66%     3.36%     3.20%     3.29%     3.66%    4.87%     4.50%     4.86%     4.24%    4.18%
Portfolio turnover rate...........        6%        4%        4%        4%        1%      10%       10%        7%       12%      13%
Number of shares outstanding
  at end of year (millions).......     13.2      11.9      10.6       8.3       6.2      4.8       4.0       3.4       2.9      2.4

Note:(a) The ratio based on net custodian expenses would have been .16%.

                           _________________________

                        STATE FARM BALANCED FUND, INC.
                                TAX INFORMATION

   The Fund paid ordinary income dividends of $.605 per share in June 1995 and $.66 per share in December 1995. Of these dividends, 28% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code. The remaining amounts of each dividend should be reported as income from non-qualifying dividends.

   In December 1995, the Fund made a capital gain distribution of $.19 per share, 100% of which was paid from long-term capital gain and is designated as a capital gain dividend.

NOTE: Dividends and distributions paid to you must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the provisions of the Internal Revenue Code.

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                                      -15-

                                                 ANNUAL
                                                 REPORT



                                                 November 30, 1995






                                                 STATE
                                                 FARM
                                                 BALANCED
                                                 FUND, INC.


                                                 ONE STATE FARM PLAZA
                                                 BLOOMINGTON, ILLINOIS 61710
                                                 TELEPHONE (309) 766-2029